UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-23c-3

NOTIFICATION OF REPURCHASE OFFER

PURSUANT TO RULE 23c-3

1.	Investment Company Act File Number: 811-23905

2.	Date of Notification: July 8, 2024

3.	Exact name of Investment Company as specified in registration statement:
MainStay MacKay Municipal Income Opportunities Fund

4.	Address of principal executive office:
MainStay MacKay Municipal Income Opportunities Fund
51 Madison Avenue,
New York, New York 10010

5.	Check one of the following:

A. [X]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.
B. [ ]	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.
C. [ ]	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:     /s/ Kirk C.  Lehneis

     Kirk C. Lehneis

     President

MAINSTAY MACKAY MUNICIPAL INCOME OPPORTUNITIES FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU DO NOT WISH TO SELL SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE.

July 8, 2024

Dear MainStay MacKay Municipal Income Opportunities Fund Shareholder,

The purpose of this Notice is to announce the quarterly repurchase offer for shares of MainStay MacKay Municipal Income Opportunities Fund (the “Fund”). The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer. The purpose of these quarterly repurchase offers is to provide shareholders with access to their assets and a degree of liquidity.

The repurchase offer period will begin on July 8, 2024 and end on August 7, 2024.

If you are not interested in tendering your shares for repurchase at this time, you may disregard this letter and take no action.

If you wish to tender shares, please complete the attached Repurchase Request Form. If you hold your shares through a broker-dealer or advisor, please contact your financial consultant for assistance and provide all of the information that they require on or prior to the Repurchase Request Deadline specified in the attached Repurchase Offer document.

The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) fails to submit the required information to the Fund’s Transfer Agent or to take any other required action on or before 4:00 p.m., Eastern Time, on Wednesday, August 7, 2024 the Fund will not repurchase any of your shares until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

If you have any questions and you do not hold your shares through a broker-dealer or advisor, a service representative at the Transfer Agent is available by calling 833-401-8899. If you hold your shares through a broker-dealer or advisor, please contact your financial consultant.

For additional details of the offer, please refer to the attached Repurchase Offer document.

As always, we value our relationship with you and hope to continue to serve your investment needs.

Sincerely,

MainStay MacKay Municipal Income Opportunities Fund

MAINSTAY MACKAY MUNICIPAL INCOME OPPORTUNITIES FUND

REPURCHASE OFFER

1.

The Offer. MainStay MacKay Municipal Income Opportunities Fund (the “Fund”) is offering to repurchase, for cash, ten percent (10%) of its issued and outstanding Shares (the “Shares”) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (as defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these Shares. This offer is not conditioned on the tender of any minimum number of Shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current prospectus and statement of additional information.

2.

Net Asset Value. On July 1, 2024 the NAV of the Class I shares (MMIOX) was $10.09 per share, the NAV of the Class A1 shares (MMIPX) was $10.09 per share, the NAV of the Class A2 shares (MMIRX) was $10.09 per share and the NAV of the Class A3 shares (MMIVX) was $10.09 per share. The NAV at which the Fund will repurchase Shares will not be calculated until the Repurchase Pricing Date (as defined below). The NAV of each share class can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV of each share class may be obtained by visiting the Fund’s website (www.newyorklifeinvestments.com) or by calling the Fund’s transfer agent, Ultimus Fund Solutions, LLC (the “Transfer Agent”), at 833-401-8899 and asking for the most recent price. The Shares are not traded on any organized market or securities exchange.

3.	Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on August 7, 2024.

4.

Repurchase Pricing Date. The NAV of each share class used to calculate the repurchase price will be determined on August 7, 2024 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5.

Payment for Shares Repurchased. The Fund expects to distribute payment to shareholders within three (3) business days after the Repurchase Pricing Date. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.

Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder’s account are tendered. In the event of an oversubscribed offer, you may not be able to tender all shares that you wish to tender and may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. You may be subject to NAV fluctuation during the period between quarterly repurchase offers.

7.	Withdrawal or Modification. Tenders of Shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on August 7, 2024.

8.

Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only with the approval of a majority of the members of the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and only in the following limited circumstances:

•	If making or effecting the repurchase of Shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended;

•

For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;

•

For any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; and

•	For such other periods as the Securities and Exchange Commission may by order permit for the protection of shareholders of the Fund.

9.

Tax Consequences. You should review the tax information in the Fund’s current prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including state and local tax consequences, of participating in this Repurchase Offer. Generally, any tender of Shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the Shares have been held by the shareholder.

10.

Contingent Deferred Sales Charge on Class A1 Shares. Class I, Class A2 and Class A3 shareholders are not subject to a contingent deferred sales charge. If any Class A1 Shares for which you did not pay a sales charge are repurchased within 18 months of your initial purchase falls, a contingent deferred sales charge of 1.00% normally will be collected. The contingent deferred sales charge is not charged on Class A1 Shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the NAV of the Class A1 Shares at the time they are repurchased, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC.

11.

Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of Shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of Shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any Shares if, in the opinion of the Fund’s counsel, accepting, purchasing or paying for such Shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of Shares, whether generally or with respect to any particular Shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of Shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of Shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, New York Life Investment Management LLC (the “Adviser”), the Transfer Agent, the Fund’s distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, nor the Fund’s distributor is or will be obligated to ensure that your financial advisor, or any broker/dealer or any other third party through which your Shares may be held or registered, submits to you this Repurchase Offer or submits your tender of Shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering Shares. Each shareholder must make an independent decision as to whether or not to tender Shares and, if so, how many Shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender Shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial advisor or review the Fund’s current prospectus and statement of additional information.

MAINSTAY MACKAY MUNICIPAL INCOME OPPORTUNITIES FUND

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, ON AUGUST 7, 2024.

Regular Mail: MainStay Funds c/o Ultimus Fund Solutions, LLC PO Box 541150 Omaha, NE 68154	Overnight Delivery: MainStay Funds c/o Ultimus Fund Solutions, LLC 4221 N. 203rd Street, Suite 100 Elkhorn, NE 68022

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Amount of Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered: Class I Shares (MMIOX):     Class A1 Shares (MMIPX):

Class A2 Shares (MMIRX):     Class A3 Shares (MMIVX):

(if tendering more than one share class, please submit a separate form for each share class)

    Full Tender: Please tender all shares in my account.

    Partial Tender: Please tender      shares from my account.

    Dollar Amount: Please tender enough shares to net $     .

DIRECT RETIREMENT ACCOUNTS ONLY — Withholding Notice and Election Form W-4R/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult with your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

   Federal Income Tax Withholding is to be withheld at   % (If a percentage is not specified, 10% will automatically be withheld)

   I elect NOT to have Federal Income Tax Withheld

State Withholding

Your state of residence will determine your state income tax withholding requirements, if any. Those states with mandatory withholding may require state income tax to be withheld from payments if federal income taxes are withheld or may mandate a fixed amount regardless of your federal tax election. Voluntary states let individuals determine whether they want state taxes withheld. Some states have no income tax on retirement payments. Please consult with a tax advisor or your state’s tax authority for additional information on your state requirements.

Name of Withholding State

NOTE: State income tax withholding may not be available for all states. If applicable, mandatory state income tax will be withheld from the distribution in accordance with state tax guidelines.

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 833-401-8899 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other “eligible guarantor institution” as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By:

Payment

(Must check one of the following options)

Please Deliver All Proceeds to the Following:

[ ] Deliver All Proceeds to Custodian on Record (Required for Custodial held accounts)

[ ] Deliver All Proceeds to Bank Account on Record

[ ] Deliver All Proceeds by Check to Address on Record

[ ] Deliver All Proceeds to New Bank Account (Must complete Part 4 to provide New Bank Account Information)

New Bank Account Instructions

This section only needs to be completed by shareholders who wish to have their proceeds delivered to a bank account different than the bank account currently on record.

(Note: Copy of a Voided check is required if this section is completed)

Bank Name:

ABA Routing Number:

Credit to:

Name(s) on Bank Account:

Bank Account Number:

For Further Credit to:

Name(s) on Investors Account:

Investor Account Number at Broker:

MSMMIO84a-07/24

(NYLIM) NL563